                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-04893

                  ---------------------------------------------

                              THE TAIWAN FUND, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               225 FRANKLIN STREET
                                BOSTON, MA 02110
--------------------------------------------------------------------------------
               (Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)                     Copy to:

  State Street Bank and Trust Company
     Attention: Mary Moran Zeven                    Leonard B. Mackey, Jr., Esq.
        Assistant Secretary                            Clifford Chance US LLP
        225 Franklin Street                             31 West 52nd Street
     Boston, Massachusetts 02110                   New York, New York 10019-6131

Registrant's telephone number, including area code: 1-800-636-9242

Date of fiscal year end:  August 31

Date of reporting period:  February 28, 2006

ITEM 1.  REPORT TO STOCKHOLDERS.

THE TAIWAN
FUND, INC.(R)

Semi-Annual Report
February 28, 2006
(Unaudited)

THE TAIWAN
FUND INC.

WHAT'S INSIDE

                                              Page
                                              ----
Chairman's Statement                             2
Report of the Investment Manager                 4
Portfolio Snapshot                              10
Industry Allocation                             11
Investments                                     12
Financial Statements                            14
Notes to Financial Statements                   17
Other Information                               21
Summary of Dividend                             26
   Reinvestment and
   Cash Purchase Plan

    CHAIRMAN'S STATEMENT
--------------------------------------------------------------------------------

Dear Shareholders:

It is my pleasure to announce that The Taiwan Fund, Inc. (the "Fund") finished the six months ended February 28, 2006 on a positive note, delivering a 13.3% return for the period. In comparison, the Taiwan Stock Exchange Index rose by 9.8% in U.S. dollar terms for the same period.

Taiwan's economy grew 6.4% in the fourth quarter, up from 4.4% in the third quarter of 2005. The strong economic results in the fourth quarter raised the island's overall annual gross domestic product growth for 2005 to 4.1%. This was the largest improvement recorded over the past 18 months, fueled by significant growth in electronics exports and an improving unemployment rate that, in turn, has spurred domestic spending. In 2006, we anticipate Taiwan's economy to continue to benefit from a moderate global economy, complemented by recovery in demand for Information Technology products at home and abroad.

Mr. Lawrence F. Weber retired from the Board of the Fund at the January 2006 Shareholder's Meeting, after having served as a Board member, as well, as a member of the Fund's Audit Committee since 1995. We thank him for his contributions to the Fund over the past eleven years and wish him all the best.

On behalf of the Board, I would like to thank you for your continued investment and support. This year, we will continue to focus on enhancing shareholder value through dynamic investment strategies, and we look forward to sharing with you the results of the Fund over the longer term.

Sincerely,

/s/ Harvey Chang
Harvey Chang
Chairman

--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

    REPORT OF THE INVESTMENT MANAGER
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE

The Fund's net asset value (NAV) increased by 13.3% in U.S. dollar terms from September 1, 2005 to February 28, 2006. During the same period, the Taiwan Stock Exchange Index (TAIEX) increased by 9.8% in U.S. dollar terms. The Fund outperformed the TAIEX by 3.2% during the period. The Fund's positive performance relative to the TAIEX during the period was largely attributable to overweight positions in the printed circuit board (PCB) substrate and communication sectors, as well as overweight positions in such stocks as Honhai Precision and Asustek.

ECONOMIC OUTLOOK

In light of rising exports, recovering production activity and rebounding financial indicators, we expect the upward trend of Taiwan's economy to continue through the next few months. With the peak export season now over and after the U.S. Federal Reserve's fourteen consecutive interest rate hikes, the global monetary environment would now appear to be neutral. The World Bank forecasts global economic growth to be 3.2% in 2006, following growth of 3.2% in 2005. We expect that U.S. consumption will remain stable in 2006 and China's domestic consumption will continue to grow at higher rates than previous years. Taiwan's exports will likely continue to benefit from the increasing demand in these two major export markets. Taiwan's economy could also benefit from a possible relaxation of the island's restrictions on Chinese tourist visits.

Despite China's rising economic might, the United States remains Taiwan's primary export driver. In 2005, China accounted for 37.8% of Taiwan's exports while the United States only accounted for 15.1%. However, Taiwan's exports and export orders indicate that U.S. orders have increasingly been outsourced overseas, at a present weighting of 62.6% (up from 19.7% in 1995). We believe the bulk of these U.S. orders went to China. Taking this into consideration, we believe the United States remains Taiwan's largest export destination.

Taiwan's economic growth appears to have bottomed out in the first quarter of 2005, but a recovery appears on track. Economic data shows that Taiwan is undergoing a mild recovery. We expect a modest recovery in export growth coupled with a steady increase in consumption and resilient investment to support economic expansion at a rate of 4.3% in 2006. Trade growth is expected to increase slightly in 2006 as

--------------------------------------------------------------------------------

we expect exports to return to a modest upward trend along with the global technology recovery. Export growth is expected to be 8.0% and import growth is expected to be 6.5% in 2006, after growth rates of 6.1% and 4.4%, respectively, in 2005. Taiwan's consumer price index is expected to increase by 2.4% in 2006 after a 2.3% increase in 2005, mainly due to the possible rise of water and power fees along with continuing high oil and raw material prices.

Taiwan's real GDP for the fourth quarter of 2005 expanded at 6.4%. GDP growth for 2005 stood at 4.1%, which was higher than the market forecast. Taiwan's government has raised its 2006 GDP growth forecast to 4.3%. As expected, the key growth driver was the surging external demand that boosted net exports in the fourth quarter of 2005. However, it was the unexpected contraction in aggregate domestic demand that caused headline quarterly growth to moderate in the fourth quarter of 2005. The primary, though not exclusive, factor in the moderate domestic demand was caused by conservative corporate capital expansion. Though current export order numbers may suggest that external demand and net exports will moderate, global demand is forecasted to remain stable. This supportive environment, which has already led to improvements in employment numbers and wages, should lead to private consumption growth after the temporary pause in the fourth quarter of 2005. Private consumption expenditures are expected to grow by 3.1% in 2006, similar to the 3.1% growth in 2005.

The U.S. Federal Reserve has raised the Federal Funds Rate to 4.5%. Taiwan's Central Bank has also raised interest rates to 2.25%. When the United States stops raising its interest rates, the disparity between the interest rates of the U.S. dollar and New Taiwan (NT) dollar will cease to expand. The double deficits and hurricane-related reconstruction demand in the United States are likely to heavily determine the U.S. dollar movement. To maintain price stability, Taiwan's Central Bank will continue to raise interest rates, but at a slower pace than the U.S. Federal Reserve so as not to hurt economic growth. Moreover, Taiwan's short-term and long-term yield curves remain relatively flat, a condition that argues against further increases in interest rates. Despite the Central Bank's decision to raise interest rates to combat inflation, the interest rate level remains at a historical low while the real rate remains around zero.

--------------------------------------------------------------------------------

INVESTMENT OUTLOOK

In the second half of 2005, despite robust recovery in exports, a decent rebound in the technology sector led by Thin-Film Transistor LCD, and net foreign buying totaling USD $17 billion, the market only went up slightly. Despite all the foreign buying last year, foreign funds in general remain very underweight on the Taiwan market. Asia funds (excluding Japan) have on average only 16.6% of their portfolios invested in Taiwan, versus a neutral benchmark weighting of 20.4%. The fundamental picture of Taiwan remains good. As long as the global industrial cycle remains robust, this recovery should continue in 2006. Domestic demand has so far been somewhat sluggish as a result of tightening credit among banks, however, demand is still forecasted to grow by more than 3.1% in 2006. With the global industrial cycle likely to improve further, we expect the economy's momentum to continue.

The market might lack positive catalysts or fundamental surprises in the upcoming months due to a generally weak sentiment induced by the following factors: slow season for the technology sector, damage done to the banking sector's earnings with the rise in the consumer loan delinquency ratio, and the recent political tension between Taiwan and China. The technology sector's sustainable sales momentum may not start until June or July of this year. Although there were expectations that U.S. interest rate hikes may be ending soon, recent indications of reasonably strong fundamentals and potentially threatening inflation in the United States seem to suggest that U.S. Federal Reserve Chairman Ben Bernanke may pursue further increases in the Federal Funds rate. The liquidity flows into emerging market funds could experience some slow-down in the coming months, with a potentially negative impact on the performance of technology sector shares. Despite this, we believe that there is still little downside risk since domestic liquidity is relatively strong and should be able to provide the market with further support of technology sector shares.

We are positive on the market outlook for Taiwan since the strong fundamentals are matched with the cheapest valuations in the region. Prospective price to earnings ratio (PER) is only moderately attractive at 12.5 times. What makes the Taiwan market relatively cheap is its low 10-year bond yield, which is only 1.8%. The spread between the dividend yield and local bond yields is wide compared to other Asian markets.

--------------------------------------------------------------------------------

- MAJOR CATALYSTS IN 2006

We expect an upturn in the technology cycle in 2006, especially in the second half of the year. The market also expects the soccer World Cup in late June and early July to trigger demand for some technology subsectors. Some 3C players aim to regain market share with aggressive targets, which could further raise market expectations.

- KEY TECHNOLOGY PRODUCTS, WHICH MIGHT BOOST TECHNOLOGY DEMAND IN 2006

The key products we expect to be in the spotlight for 2006 may not necessarily be innovations, but may rather be extensions or modifications of existing products. We believe product extension or product modification can improve product attractiveness, while intensified competition and falling sales prices will likely trigger end-consumer demand. Most products we highlight below have been under preliminary stages of development for the past few years, but are likely to make meaningful financial contributions this year. (1) Larger flat panel TVs with higher resolution, and new built-in features such as wireless connections; and DVD/DVR will be hot products in 2006. (2) Handset sales are likely to continue to see strong growth in 2006. We are likely to see demand coming from both extremes: first-time emerging-market buyers and replacement demand for high-end PDA phones/smart phones/3G handsets. (3) Home media centers are the focus of both IT and consumer electronics vendors. (4) GPS navigation may also be one of the hottest products for 2006. Since GPS can be embedded on their PDA, personal media players (PMP) and car entertainment systems, we expect competition to intensify between players in different tech subsectors. (5) The battle of the game consoles is likely to intensify between Xbox 360 and PS3 (planned for launch in the third quarter of 2006). Considering all these industry trends, most semiconductor companies are upbeat about the industry outlook in 2006.

CHINA BENEFICIARIES

The International Monetary Fund (IMF) forecasts that China's GDP will grow by 8.2% Year-on-Year in 2006, following 9.9% Year-on-Year growth in 2005. In 2005, China's economic growth mainly came from investments and exports, with steady contribution from consumption. Based on year-end data, investment remains high, export growth continues to slow, and consumption is growing at a moderate pace. With the growing consumption, we expect companies with exposure to

--------------------------------------------------------------------------------

China's domestic demand such as the retail, auto and cement industries to be the major beneficiaries in 2006.

INVESTMENT STRATEGY

We believe that Taiwanese companies will post approximately 22% profit growth in 2006, which will mainly come from the high profit growth in the technology sector, with more than 45% Year-on-Year growth forecasted. (Companies in TFT, Integrated Circuit assembly and testing, substrates, handsets and notebook components are expected to be contributors to the profit growth.) Taiwanese companies are positioned to reap significant benefits due to their strong manufacturing abilities. Moreover, demand coming from emerging markets has increasingly become an important driver of global demand, especially in the low-priced consumer electronics segments. Taiwanese companies are well positioned to benefit as major global companies continue to accelerate their outsourcing plans. Telecom and retail shares should provide some downside protection due to high cash yields (5% to 9%). Oil refinery firms are likely to benefit from favorable oil prices in the next 12 months. However, with the continued deterioration of unsecured individual loans and the possible Parliamentary approval of a personal bankruptcy law this year, the financial sector's fundamentals may be depressed while share price performance may be relatively flat. Thus, we expect to underweight the financial sector in the coming months.

We have a positive outlook on the market, as valuations are compelling, earnings momentum is strong, dividend yields are generous, and the global technology cycle is improving. Taiwan stocks look inexpensive in the regional context with an estimated dividend yield of higher than 4%. However, overall 2006 should be a good year for technology stocks, driven by new product applications. We will overweight technology sectors in the coming months and underweight financial sectors and industrial cyclical sectors as cyclical sectors have not reached the end of the current downturn cycle. We expect that the market may have a 10% to 15% upside in the coming 12 months, implying a price to earnings ratio (PER) of
12.5 times, and a price to book ratio (PBR) of 1.9 times in 2006. We see new product launches and a seasonal uptrend in the second half of 2006 acting as catalysts for share prices. We hold a positive outlook for the end of the second half of 2006, considering that technology demand may increase and tough financial times may have passed by then. Our current strategy will be to maintain the exposure with companies that show strong fundamentals in the second

--------------------------------------------------------------------------------

half of 2006 and beyond, such as IC design, handset and LCD TV beneficiaries.

To conclude, we expect investors to receive reasonable rewards from positive results of certain sectors. In the year ahead, we intend to maintain exposure in high-beta stocks to take advantage of the diverse themes and achieve better investment returns. We will continue to pursue superior performance through a process of bottom-up stock selection. We are confident that the Taiwanese stock market and the healthy economic conditions will provide significant investment opportunities for investors in the foreseeable future.

Thank you for your support and we look forward to presenting our strategy again in coming reports.

Sincerely,

/s/ Victor Shih              /s/ Steven Chan
Victor Shih                  Steven Chan
Portfolio Manager            Deputy Portfolio Manager

    PORTFOLIO SNAPSHOT*
--------------------------------------------------------------------------------

                            TOP TEN EQUITY HOLDINGS

HOLDINGS AS OF FEBRUARY 28, 2006             %
--------------------------------------------------
Hon Hai Precision Industry Co. Ltd.        7.2
--------------------------------------------------
MediaTek, Inc.                             6.1
--------------------------------------------------
Taiwan Semiconductor Manufacturing Co.     4.7
--------------------------------------------------
Tripod Technology Corp.                    4.4
--------------------------------------------------
Asustek Computer, Inc.                     4.3
--------------------------------------------------
Siliconware Precision Industries Co.       4.3
--------------------------------------------------
Cheng Uei Precision Industry Co. Ltd.      3.9
--------------------------------------------------
Au Optronics Corp.                         3.7
--------------------------------------------------
Catcher Technology Co. Ltd.                3.7
--------------------------------------------------
Chi Mei Optoelectronics Corp.              3.6
--------------------------------------------------

                       TOP TEN EQUITY INDUSTRY WEIGHTINGS

WEIGHTINGS AS OF FEBRUARY 28, 2006           %
--------------------------------------------------
PC & Peripherals                          18.0
--------------------------------------------------
Semiconductor Manufacturing               16.9
--------------------------------------------------
IC Design                                 15.3
--------------------------------------------------
Electronic Components                     11.0
--------------------------------------------------
Telecommunications                        10.0
--------------------------------------------------
TFT-LCD                                    7.4
--------------------------------------------------
Financial Services                         6.7
--------------------------------------------------
Plastics                                   4.3
--------------------------------------------------
Iron & Steel                               2.6
--------------------------------------------------
Memory IC                                  1.8
--------------------------------------------------

                            TOP TEN EQUITY HOLDINGS

HOLDINGS AS OF AUGUST 31, 2005               %
--------------------------------------------------
MediaTek, Inc.                             7.0
--------------------------------------------------
Hon Hai Precision Industry Co. Ltd.        5.6
--------------------------------------------------
Silicon Integrated System Corp.            4.8
--------------------------------------------------
Taiwan Semiconductor Manufacturing Co.     4.7
--------------------------------------------------
Chi Mei Optoelectronics Corp.              4.5
--------------------------------------------------
Asustek Computer, Inc.                     4.5
--------------------------------------------------
Au Optronics Corp.                         3.8
--------------------------------------------------
Tripod Technology Corp.                    3.8
--------------------------------------------------
Powerchip Semiconductor Corp.              3.7
--------------------------------------------------
Chinatrust Financial Holding Co. Ltd.      3.6
--------------------------------------------------

                       TOP TEN EQUITY INDUSTRY WEIGHTINGS

WEIGHTINGS AS OF AUGUST 31, 2005             %
--------------------------------------------------
PC & Peripherals                          20.1
--------------------------------------------------
IC Design                                 14.6
--------------------------------------------------
Electronics                               10.9
--------------------------------------------------
TFT-LCD                                   10.2
--------------------------------------------------
Semiconductor Manufacturing                9.1
--------------------------------------------------
Financial Services                         6.7
--------------------------------------------------
Electronic Components                      6.5
--------------------------------------------------
Telecommunications                         5.8
--------------------------------------------------
Memory IC                                  3.7
--------------------------------------------------
Iron & Steel                               3.5
--------------------------------------------------

* Percentages based on total investments at February 28, 2006 and August 31,
  2005.

    INDUSTRY ALLOCATION
--------------------------------------------------------------------------------

SECTOR ALLOCATION (AS A PERCENTAGE OF TOTAL INVESTMENTS)

                                                                              11

                                  (PIE CHART)

Other                              4.9%
Basic Industries                   8.0%
Finance                            6.7%
Technology                        80.4%

Fund holdings are subject to change and percentages shown above are based on total investments as of February 28, 2006. The pie chart illustrates the allocation of the investments by sector. A complete list of holdings as of February 28, 2006 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings and industry allocation can be found on our website, www.thetaiwanfund.com. You may also obtain updated holdings by calling (800)-636-9242.

    THE TAIWAN FUND, INC.
    INVESTMENTS/FEBRUARY 28, 2006 (SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES) (UNAUDITED)
--------------------------------------------------------------------------------

                                                        US$
                                                       VALUE
                                         SHARES       (NOTE 1)
                                         ------       --------
COMMON STOCKS -- 95.1%
BASIC INDUSTRIES -- 8.0%
AUTOMOBILES, TIRES &
  ACCESSORIES -- 0.6%
China Motor Corp. ...................   1,400,000   $  1,579,020
                                                    ------------
ELECTRIC & MACHINERY -- 0.5%
Depo Auto Parts Industrial Co.
  Ltd. ..............................     350,000      1,332,029
                                                    ------------
IRON & STEEL -- 2.6%
China Steel Corp. ...................   8,000,000      7,284,942
                                                    ------------
PLASTICS -- 4.3%
Formosa Petrochemical Corp. .........   2,600,000      4,655,090
Nan Ya Plastics Corp. ...............   5,000,000      7,103,126
                                                    ------------
                                                      11,758,216
                                                    ------------
TOTAL BASIC INDUSTRIES...............                 21,954,207
                                                    ------------
FINANCE -- 6.7%
FINANCIAL SERVICES -- 6.7%
Cathay Financial Holding Co. Ltd. ...   5,000,000      9,645,460
Chinatrust Financial Holding Co.
 Ltd. ...............................  10,166,000      8,552,466
                                                    ------------
TOTAL FINANCE........................                 18,197,926
                                                    ------------
TECHNOLOGY -- 80.4%
ELECTRONIC COMPONENTS -- 11.0%
Kinsus Interconnect Technology
 Corp. ..............................   3,000,000      9,106,177
Phoenix Precision Technology
 Corp. ..............................   2,000,000      4,086,224
Tripod Technology Corp. .............   3,800,000     12,061,447
Unimicron Technology Corp. ..........   4,000,000      4,745,690
                                                    ------------
                                                      29,999,538
                                                    ------------
IC DESIGN -- 15.3%
MediaTek, Inc. ......................   1,600,000     16,542,118
Novatek Microelectronics Corp.
 Ltd. ...............................   1,300,000      9,053,790
Realtek Semiconductor Corp. .........   3,000,000      3,318,901
Sitronix Technology Corp. ...........   1,500,000      4,922,883
Sunplus Technology Co. Ltd. .........   4,800,000      5,820,557
System General Corp. ................   1,000,000      2,166,376
                                                    ------------
                                                      41,824,625
                                                    ------------

                                                        US$
                                                       VALUE
                                         SHARES       (NOTE 1)
                                         ------       --------
MEMORY IC -- 1.8%
Powerchip Semiconductor Corp. .......   8,000,000   $  4,918,260
                                                    ------------
PC & PERIPHERALS -- 18.0%
Asustek Computer, Inc. ..............   4,100,000     11,636,493
Catcher Technology Co. Ltd. .........   1,280,000     10,137,286
Foxconn Technology Co. Ltd. .........   1,540,000      7,521,918
Hon Hai Precision Industry Co.
 Ltd. ...............................   3,104,000     19,704,596
                                                    ------------
                                                      49,000,293
                                                    ------------
SEMICONDUCTOR MANUFACTURING -- 16.9%
Advanced Semiconductor Engineering
  Inc. ..............................   3,800,000      3,161,739
CHIPBOND Technology Corp. ...........   1,300,000      1,878,862
International Semiconductor
 Technology Ltd. ....................   4,200,000      5,034,745
Powertech Technology Inc. ...........   2,400,000      7,765,674
Siliconware Precision Industries
 Co. ................................   9,000,000     11,620,776
Taiwan Semiconductor Manufacturing
 Co. ................................   6,800,000     12,761,591
Thailin Semiconductor Corp. .........   5,000,000      3,790,388
                                                    ------------
                                                      46,013,775
                                                    ------------
TELECOMMUNICATIONS -- 10.0%
Cheng Uei Precision Industry Co.
  Ltd. ..............................   3,300,000     10,525,261
Epistar Corp. .......................   3,800,000      6,768,463
High Tech Computer Corp. ............     400,000      8,714,812
Wistron NeWeb Corp. .................     500,000      1,348,207
                                                    ------------
                                                      27,356,743
                                                    ------------
TFT-LCD -- 7.4%
Au Optronics Corp. ..................   6,213,000     10,166,571
Chi Mei Optoelectronics Corp. .......   6,500,000      9,955,162
                                                    ------------
                                                      20,121,733
                                                    ------------
TOTAL TECHNOLOGY.....................                219,234,967
                                                    ------------
TOTAL COMMON STOCKS
 (Identified Cost -- $179,234,573)...                259,387,100
                                                    ------------

 12 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                       PRINCIPAL        US$
                                         AMOUNT        VALUE
                                          NT$         (NOTE 1)
                                       ---------      --------
COMMERCIAL PAPER -- 4.4%
China Airlines (a)...................  99,300,108   $  3,060,049
China Development Industrial Bank
 (a).................................  19,926,962        614,073
Grand Bills Finance Corp. (a)........  24,864,505        766,229
Land Bank (a)........................  99,888,493      3,078,180
The First Commercial Bank:
 1.4250%, 04/12/2006 (a).............  49,823,297      1,535,363
 1.4000%, 04/12/2006 (a).............  99,710,199      3,072,686
                                                    ------------
TOTAL COMMERCIAL PAPER
 (Identified Cost -- $12,049,150)....                 12,126,580
                                                    ------------
                                        MATURITY
                                         AMOUNT
                                          US$
                                        --------
REPURCHASE AGREEMENT -- 0.5%
State Street Bank and Trust Co.
 2.15% dated 2/27/06 due 3/6/06
   (collateralized by U.S. Treasury
   Note 2.625%, 5/15/08, market value
   $1,378,669).......................  $1,349,564   $  1,349,000
                                                    ------------
TOTAL INVESTMENTS -- 100.0%
 (Cost -- $192,632,723)..............               $272,862,680
                                                    ============
Other Assets and Liabilities, net....                    (67,731)
                                                    ------------
Net Assets...........................               $272,794,949
                                                    ============

LEGEND:

NT$ - New Taiwan dollar

US$ - United States dollar

(a) Certificates of Deposit and Commercial Paper that are traded through Bills Finance Corporations must be guaranteed by either a bank, a trust company or a Bills Finance Corporation. Since there is no recognized credit rating system in the Republic of China, the guarantee may not be comparable to a guarantee issued by a U.S. institution.

INCOME TAX INFORMATION:

At February 28, 2006, the aggregate cost basis of the Fund's investment securities for income tax purposes was $192,632,723.

Net unrealized appreciation of the Fund's investment securities was $80,229,957 of which $84,644,909 related to appreciated investment securities and $4,414,952 related to depreciated investment securities for the semi-annual period ended February 28, 2006. In addition, as of August 31, 2005, the Fund's last fiscal year end, the Fund had a capital loss carryforward of ($61,467,359) for Federal income tax purposes which may be utilized to offset future capital gains through August 31, 2010 ($37,466,000) and August 31, 2011 ($24,001,359).

    The accompanying notes are an integral part of the financial statements.  13

    FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2006 (Unaudited)

ASSETS
Investments in securities, at value
  (cost $192,632,723) (Notes 1 and
  2) - See accompanying schedule........                 $272,862,680
Cash....................................                        5,248
Cash in New Taiwan dollars (cost
 $1,489,009)............................                    1,490,638
Interest receivable.....................                       26,327
Other Assets............................                       39,313
                                                         ------------
 Total assets...........................                  274,424,206
                                                         ------------
LIABILITIES
Payable for investments purchased.......     1,347,105
Accrued management fee (Note 3).........       248,906
Taiwan withholding tax payable (Note
 1).....................................         5,184
Other payables and accrued expenses.....        28,062
                                          ------------
   Total liabilities....................                    1,629,257
                                                         ------------
NET ASSETS..............................                 $272,794,949
                                                         ============
Net Assets consist of (Note 1):
Paid in capital.........................                  252,776,094
Undistributed net investment loss.......                   (1,775,831)
Accumulated undistributed net realized
 loss on investments in securities and
 foreign currency.......................                  (58,435,672)
Net unrealized appreciation on
 investment securities and foreign
 currency...............................                   80,230,358
                                                         ------------
NET ASSETS..............................                 $272,794,949
                                                         ============
NET ASSET VALUE, per share
 ($272,794,949/ 16,365,572 shares
 outstanding)...........................                       $16.67
                                                         ============

STATEMENTS OF OPERATIONS
Six Months Ended February 28, 2006 (Unaudited)

INVESTMENT INCOME
Dividends.................................                $   195,293
Interest..................................                     69,194
                                                          -----------
                                                              264,487
Less: Taiwan withholding tax (Note 1).....                    (13,131)
                                                          -----------
 Total Income.............................                    251,356
EXPENSES:
Management fee (Note 3)
 Basic fee................................  $ 1,658,797
 Performance adjustment...................     (375,554)
Custodian fees and expenses...............      202,452
Administration and accounting fees (Note
 3).......................................      128,377
Directors compensation (Note 3)...........      134,106
Legal.....................................       88,382
Audit.....................................       36,711
Shareholder communications................       38,248
Insurance fees............................       49,125
Delaware franchise tax....................       29,520
Miscellaneous.............................       14,621
Transfer agent fees.......................        9,366
Taiwan stock dividend tax (Note 1)........       12,884
                                            -----------
 Total expenses...........................                  2,027,035
                                                          -----------
 NET INVESTMENT LOSS......................                 (1,775,679)
                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 1)
Net realized gain (loss) on:
 Investment securities....................    3,155,451
 Foreign currency transactions............      (55,233)
                                            -----------
                                                            3,100,218
Change in net unrealized appreciation
 (depreciation) on:
 Investment securities....................   30,723,149
 Assets and liabilities denominated in
   foreign currencies.....................       50,015
                                            -----------
                                                           30,773,164
                                                          -----------
Net realized and unrealized gain..........                 33,873,382
                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS...............................                $32,097,703
                                                          ===========

 14 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                              Six Months Ended      Year Ended
                                                              February 28, 2006   August 31, 2005
                                                              -----------------   ---------------
                                                                 (Unaudited)
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment gain (loss).................................    $ (1,775,679)      $  1,049,602
 Net realized gain on investments and foreign currency
   transactions.............................................       3,100,218         16,684,383
 Change in net unrealized appreciation on investments and
   foreign currency transactions............................      30,773,164         15,152,035
                                                                ------------       ------------
 Net increase in net assets resulting from operations.......      32,097,703         32,886,020
                                                                ------------       ------------
Distributions to shareholders
 From net investment income.................................        (856,410)          (498,168)
                                                                ------------       ------------
 Total distributions to shareholders........................        (856,410)          (498,168)
                                                                ------------       ------------
 Total increase in net assets...............................      31,241,293         32,387,852
                                                                ------------       ------------
NET ASSETS
 Beginning of period........................................     241,553,656        209,165,804
                                                                ------------       ------------
 End of period..............................................     272,794,949        241,553,656
                                                                ============       ============
 Undistributed net investment income (loss)
 End of period..............................................    $ (1,775,831)      $    856,258
                                                                ============       ============

    The accompanying notes are an integral part of the financial statements.  15

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           Six Months
                                             Ended                                 Year Ended August 31,
                                          February 28,     ----------------------------------------------------------------------
                                              2006            2005           2004           2003           2002           2001
                                          ------------     ----------     ----------     ----------     ----------     ----------
                                          (Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period....   $    14.76      $    12.78     $    12.89(c)  $    11.37(c)  $    10.81(c)  $    21.49(c)
                                           ----------      ----------     ----------     ----------     ----------     ----------
Income from Investment Operations
 Net investment income (gain) (a).......        (0.11)           0.06           0.03           0.00(c)       (0.12)(c)     (0.22)(c)
 Net realized and unrealized gain (loss)
   on investments.......................         2.07            1.95          (0.14)          1.52           0.68         (10.26)
                                           ----------      ----------     ----------     ----------     ----------     ----------
 Total from investment operations.......         1.96            2.01          (0.11)          1.52(c)        0.56(c)      (10.48(c)
                                           ----------      ----------     ----------     ----------     ----------     ----------
Less Distributions
 From net investment income.............        (0.05)          (0.03)            --             --             --
 From net realized gains................           --              --             --             --             --          (0.20)
                                           ----------      ----------     ----------     ----------     ----------     ----------
 Total distributions....................        (0.05)          (0.03)            --             --             --          (0.20)
                                           ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period..........   $    16.67      $    14.76     $    12.78     $    12.89(c)  $    11.37(c)  $    10.81(c)
                                           ==========      ==========     ==========     ==========     ==========     ==========
Market value, end of period.............   $    16.09      $    13.34     $    10.99     $    11.09     $     9.27     $     9.88
                                           ==========      ==========     ==========     ==========     ==========     ==========
TOTAL RETURN
Per share market value..................        21.01%          21.68%         (0.90)%        19.63%         (6.17)%       (43.16)%
RATIO AND SUPPLEMENTAL DATA
Net assets, end of period (000
 omitted)...............................   $  272,795      $  241,554     $  209,166     $  210,949(c)  $  186,032(c)  $  176,945(c)
Ratio of expenses to average net assets
 (b)....................................         1.59%(e)        2.23%(d)       2.07%          2.05%(c)       2.20%(c)      2.69%(c)
Ratio of expenses to average net assets,
 excluding stock dividend tax expense...         1.58%(e)        1.93%(d)       1.82%          1.76%(c)       1.98%(c)      2.21%(c)
Ratio of net investment income (loss) to
 average net assets.....................        (1.39)%(e)       0.45%(d)       0.21%          0.01%(c)      (0.97)%(c)   (1.56)%(c)
Portfolio turnover rate.................           55%             80%            76%           148%           167%           125%

(a)  Based on average shares outstanding during the period.
(b) Expense ratio includes 20% tax paid on stock dividends received by the Fund.
(c)  Restated (Note 5)
(d) Ratio includes one time charge to the Management fees; see Note 3. Without this charge the ratios would be 2.00%, 1.70% and 0.68%, respectively.
(e)  Annualized

 16 The accompanying notes are an integral part of the financial statements.

    NOTES TO FINANCIAL STATEMENTS (unaudited)

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

The Taiwan Fund, Inc. (the "Fund"), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified closed-end management investment company.

The Fund is not permitted to invest directly in the securities of Republic of China ("ROC") companies. Therefore, it invests through a contractual securities investment trust fund arrangement. This arrangement was established by means of the Securities Investment Trust, Investment Management and Custodian Contract ("Management Contract") among HSBC Investments (Taiwan) Limited ("Adviser"), the International Commercial Bank of China ("Custodian") and the Fund. Under the Management Contract the Adviser manages and invests the assets of the Fund and the Custodian holds the assets. The Fund is the sole beneficiary of the assets held under the Management Contract and, as required by ROC regulations, its interest in the assets is evidenced by units of beneficial interest.

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to additional risks resulting from future political or economic conditions in Taiwan and the possible imposition of adverse governmental laws of currency exchange restrictions affecting Taiwan.

The policies described below are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America.

Security Valuation. All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund's net asset value per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board of Directors may prescribe. Foreign securities may be valued at fair value according to procedures approved by the Board of Directors if the closing price is not reflective of current market values due to trading or events occurring in the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold. Short-term investments, having a maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

Repurchase Agreements. In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation. The financial accounting records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments in securities.

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES - continued

Forward Foreign Currency Transactions. A forward foreign currency contract ("Forward") is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation of Forwards is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of February 28, 2006 the Fund had no open Forwards.

Indemnification Obligations. Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains.

The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information." The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on equities and 0.1% on mutual fund shares of the transaction amount.

The Fund's functional currency for tax reporting purposes is the New Taiwan dollar.

Investment Income. Dividend income is recorded on the ex-dividend date, except where the ex-dividend date may have passed; certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund's third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Shareholders. The distributable income from the assets held under the Management Contract, which is limited to cash dividends and interest income received, may be distributed to the Fund only once in each year at the Fund's discretion and is recorded on the ex-dividend date. Realized capital gains and stock dividends may also be distributed to the Fund. Within the above limitations the Fund will, under current ROC regulations, be able to remit out of the ROC the proceeds of income and capital gains distributions, unit redemptions and other distributions of assets held under the Management Contract.

The Fund distributes to shareholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all distributions automatically reinvested in Fund shares. (See the summary of the Plan.) Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES - continued

These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

Security Transactions. Security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES

For the six months ended February 28, 2006, purchases and sales of securities, other than short-term securities, aggregated $134,458,232 and $135,831,723, respectively.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee. As the Fund's investment adviser, HSBC Investments (Taiwan) Limited receives a fee that is computed daily at an annual rate of 1.30% of the Fund's average net assets. The basic fee is subject to a performance adjustment (up to a maximum of +0.30%) based on the Fund's investment performance as compared to the Taiwan Stock Exchange Index over a rolling 36-month period.

For the six months ended February 28, 2006, the management fee, including the performance adjustments, was equivalent to an annual rate of 1.11% of average net assets.

Directors Fees. No director, officer or employee of the Adviser or its' affiliates will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its directors who is not a director, officer or employee of the Adviser an annual fee of $15,000 plus $2,000 for each Board of Directors' meeting or Audit Committee meeting attended, and $2,000 for each meeting attended by telephone. On July 18, 2005 the Board of Directors approved an increase in the annual fee from $10,000 to $15,000 effective September 1, 2005. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors' meetings.

Administration Fees. State Street Bank and Trust Company ("State Street") provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee at the annual rate of 0.11% of the Fund's average daily net assets up to $150 million, 0.08% of the next $150 million, and 0.05% of those assets in excess of $300 million, subject to certain minimum requirements. The Fund also pays State Street $130,000 per year for certain legal administration services, including corporate secretarial services and preparing regulatory filings.

4. FUND SHARES

At February 28, 2006, there were 20,000,000 shares of $0.01 par value capital stock authorized, of which 16,365,572 were issued and outstanding.

5. PRIOR PERIODS RESTATEMENT

On August 31, 2004, the Fund restated its statement of changes in net assets for the year ended August 31, 2003 and its financial highlights for the years ended August 31, 2000 through 2003 to reflect correction of errors in the calculation of management fee performance adjustments recorded by the Fund during these years and prior. The incorrect performance adjustments were calculated based on average net assets of the Fund over a period different than the period over which average net assets of the Fund should have been calculated as stipulated in the management contract and resulted in overpayments being made to the investment adviser. The cumulative effect at September 1, 1999,

--------------------------------------------------------------------------------

5. PRIOR PERIODS RESTATEMENT - continued

and the yearly net effect, of these corrections on net assets, net asset value per share and the ratio of expenses were as follows:

                                       NAV PER    EXPENSE
                         NET ASSETS     SHARE      RATIO
                         ----------    -------    -------
Cumulative effect at
  September 1, 1999      $1,088,492     $0.06        n/a
Effect on Year Ended
  August 31, 2000            58,392      0.01      -0.02%
Effect on Year Ended
  August 31, 2001          (163,948)    (0.01)      0.06%
Effect on Year Ended
  August 31, 2002            (4,479)     0.00       0.00%
Effect on Year Ended
  August 31, 2003           121,015      0.01      -0.07%

    OTHER INFORMATION (unaudited)

--------------------------------------------------------------------------------
RESULTS OF ANNUAL STOCKHOLDER MEETING VOTING HELD JANUARY 19, 2006

1.) Election of Directors -- The stockholders of the Fund elected M. Christopher Canavan, Jr., Harvey Chang, Benny T. Hu, Christina Liu, Anthony Kai Yiu Lo, Blair Pickerell, Joe O. Rogers and Shao-Yu Wang to the Board of Directors to hold office until their successors are elected and qualified.

                              FOR      ABSTAINED
                           ---------   ---------
Christina Liu              9,152,046   1,480,594
Harvey Chang               10,511,605    121,035
Shao-Yu Wang               6,834,405   3,798,232
Joe O. Rogers              7,412,487   3,220,153

                              FOR      ABSTAINED
                           ---------   ---------
Anthony Kai Yiu Lo         9,700,605     932,035
M. Christopher Canavan
  Jr.                      9,700,305     932,335
Benny T. Hu                6,884,110   3,748,530
Blair Pickerell            7,393,570   3,239,070

SHARE REPURCHASE PROGRAM

The Board of Directors of the Fund, at a meeting held on April 23, 2001, authorized the Fund to repurchase up to 15% of the Fund's outstanding shares of common stock. The Fund will purchase such shares in the open market at times and prices determined by management of the Fund to be in the best interest of stockholders of the Fund. As of February 28, 2006, no shares have been repurchased by the Fund since the program has been in place.

PRIVACY POLICY

                                 PRIVACY NOTICE

The Taiwan Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

[ ] Information it receives from shareholders on applications or other forms;
[ ] Information about shareholder transactions with the Fund, its affiliates, or others; and
[ ] Information it receives from a consumer reporting agency.

THE FUND'S POLICY IS TO NOT DISCLOSE NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS TO NONAFFILIATED THIRD PARTIES (OTHER THAN DISCLOSURES PERMITTED BY
LAW).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who need to know that information to provide products or services to shareholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard it shareholders' nonpublic personal information.

--------------------------------------------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that are used by the Fund's investment adviser to vote proxies relating to the Fund's portfolio securities is available (1) without charge, upon request, by calling 1-800-636-9242; and
(2) as an exhibit to the Fund's annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how the investment adviser voted these proxies during the most recent 12-month period ended June 30 is available without change, upon request, by calling the same number and on the Commission's website.

QUARTERLY PORTFOLIO OF INVESTMENTS

The Fund files with the Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund's Form N-Q's are available on the Commission's website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-636-9242.

BOARD DELIBERATIONS REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

GENERAL BACKGROUND

HSBC Investments (Taiwan) Limited (the "Adviser") acts as the Fund's investment manager pursuant to two agreements: (1) the Securities Investment
Trust -- Investment Management and Custodian Contract (the "Management Contract") among the Fund, the Adviser, and the International Commercial Bank of China (the "Custodian"); and (2) the Investment Advisory and Management Agreement (the U.S. Asset Advisory Agreement") (the Management Contract and the U.S. Asset Advisory Agreement, together, the "Management Agreements") between the Fund and the Adviser.

The Fund invests in securities issued by Taiwanese companies through a securities investment trust fund arrangement established under the Management Contract pursuant to the laws of the Republic of China ("ROC"). Under the Management Contract, the Adviser is required to manage the investment of the Fund's assets held by the Custodian for the exclusive benefit of the Fund. The Adviser's duties include making investment decisions, supervising the acquisition and disposition of investments and selecting brokers or dealers to execute these transactions in accordance with the Fund's investment objective and policies and within the guidelines and directions established by the Fund's Board of Directors (the "Board"). The Fund invests a portion of its assets in U.S. dollar-denominated money market instruments in order to facilitate payment of expenses and distributions to shareholders. Because ROC regulations do not permit the Adviser to manage U.S. dollar-denominated investments under the Management Contract, it is necessary to have a separate agreement between the Fund and the Adviser relating to these investments. The U.S. Asset Advisory Agreement serves this purpose. It contains the same duration and termination provisions as the Management Contract and provides for no additional compensation to the Adviser.

For its services, the Adviser receives a monthly basic fee, payable in New Taiwan ("NT") dollars, at an annual rate of 1.30% of the Fund's average daily net assets (including both Taiwan and U.S. assets). In addition, the basic fee payable to the Adviser is subject to performance adjustments which may increase or decrease the basic fee (up to 0.30% per annum of the Fund's average net assets) on a monthly basis, depending on the performance of the Fund's investments compared to the performance of the Taiwan Stock Exchange Index during a rolling performance period of 36 months.

--------------------------------------------------------------------------------

The Board is legally required to review and re-approve the Management Agreements once a year. Throughout the year, the Board considers a wide variety of materials and information about the Fund, including, for example, the Fund's investment performance, adherence to stated investment objectives and strategies, assets under management, expenses, regulatory compliance and management. The Board periodically meets with senior management and portfolio managers of the Adviser and reviews and evaluates their professional experience, credentials and qualifications. This information supplements the materials the Board received in preparation for the meeting described below.

APPROVAL PROCESS

The Board, including a majority of "independent directors" within the meaning of the Investment Company Act of 1940, unanimously approved the Management Agreements at an "in person" meeting held on October 24, 2005. In determining whether it was appropriate to approve the Management Agreements, the Board requested information, provided by the Adviser, that it believed to be reasonably necessary to reach its conclusion. At the Meeting, the Board discussed issues pertaining to the proposed approval of the Management Agreements with representatives from the Adviser and with legal counsel. This information together with the information provided to the Directors throughout the course of year formed the primary basis for the Directors' determinations.

Prior to the Meeting, the Board met in an executive session for the purpose of considering the approval of the Management Agreements. During that executive session, the Directors reviewed a memorandum which detailed the duties and responsibilities of the Directors with respect to their consideration of the Management Agreements. The Directors reviewed the contract renewal materials provided by the Adviser, including, but not limited to (1) an organizational overview of the Adviser and biographies of those personnel providing services to the Fund, (2) a copy of each of the Management Contract and the U.S. Asset Advisory Agreement, (3) a profitability analysis of the Adviser, (4) financial statements of the Adviser, (5) Form ADV of the Adviser, and (6) performance and fee comparison data provided by Fundamental Data, a third party vendor of such information.

MANAGEMENT AGREEMENTS

In deciding whether to renew the Management Agreements, the Directors considered various factors, including (1) the nature, extent and quality of the services provided by the Adviser under the Management Agreements, (2) the investment performance of the Fund, (3) the costs to the Adviser of its services and the profits realized by the Adviser, from its relationship with the Fund, and (4) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee levels in the Management Contract reflect these economies of scale.

1. Nature, Extent and Quality of the Services provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Directors relied on their prior experience as Directors of the Fund as well as on the materials provided at the Meeting. They noted that under the Management Agreements the Adviser is responsible for managing the investment operations of the Fund in accordance with the Fund's investment objective and policies, applicable legal and regulatory requirements, and the instructions of the Directors, for providing necessary and appropriate reports and information to the Directors, for maintaining all necessary books and records pertaining to the Fund's securities transactions, and for furnishing the Fund with the assistance, cooperation, and information necessary for the Fund to meet various legal requirements regarding registration and reporting. They noted the distinctive nature of the Fund as investing primarily in equity

--------------------------------------------------------------------------------

securities listed on the Taiwan Stock Exchange. They also noted the experience and expertise of the Adviser as appropriate as an adviser to such Fund.

The Directors reviewed the background and experience of the Adviser's senior management, including those individuals responsible for the investment and compliance operations of the Fund, and the responsibilities of the latter with respect to the Fund. They also considered the resources, operational structures and practices of the Adviser in managing the Fund's portfolio, in monitoring and securing the Fund's compliance with its investment objectives and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. The Directors also considered information about the Adviser's overall investment management business, noting that the Adviser manages many funds in the Asia Pacific region. Drawing upon the materials provided and their general knowledge of the business of the Adviser, the Directors took into account the fact that the Adviser's experience, resources and strength in these areas are deep, extensive and of high quality. On the basis of this review, the Directors determined that the nature and extent of the services provided by the Adviser to the Fund were appropriate, had been of uniformly high quality, and could be expected to remain so.

2. Investment Performance of the Fund

The Directors noted that, in view of the distinctive investment objective of the Fund, the investment performance of the Fund's investments was satisfactory. Of importance to the Directors was the extent to which the Fund achieved its objective. Drawing upon information provided at the Meeting and upon reports provided to the Directors by the Adviser throughout the preceding year, the Directors determined that the Fund had outperformed the Taiwan Stock Exchange Capitalization Weighted Stock Index ("TAIEX") for the one-year period ending September 30, 2005. They further determined that, although the Fund's performance slightly lagged its benchmark, the Fund's performance for the three-year period ending September 30, 2005 was almost equal to the TAIEX benchmark and that the Fund's performance since its inception compared well to the TAIEX benchmark. They further concluded, on the basis of the limited universe of comparable funds, that the expense ratios of the Fund were similar, or lower than, those of their direct competitors. Accordingly, they concluded that the performance of the Fund was satisfactory.

3. The Costs to the Adviser of its Services and the Profits realized by the Adviser from its Relationship with the Fund

The Directors considered the profitability of the advisory arrangement with the Fund to the Adviser. The Directors had been provided with data on the Fund's profitability to the Adviser for the Fund's last fiscal year. They first discussed with representatives of the Adviser the methodologies used in computing the costs that formed the bases of the profitability calculations. Concluding that these methodologies were reasonable, they turned to the data provided. After extensive discussion and analysis they concluded that, to the extent that the Adviser's relationship with the Fund had been profitable, the profitability was in no case such as to render the advisory fee excessive.

In considering whether the Adviser benefits in other ways from its relationship with the Fund, the Directors noted that other than the advisory fee, there is no other investment advisory and brokerage fee received or receivable by the Adviser or its affiliates from the Fund. The Directors concluded that, to the extent that the Adviser derives other benefits from its relationship with the Fund, those benefits are not so significant as to render the Adviser's fees excessive.

--------------------------------------------------------------------------------

4. The Extent to which Economies of Scale would be Realized if and as the Fund Grows and whether the Fee Levels in the Management Agreements Reflect these Economies of Scale

On the basis of their discussions with management and their analysis of information provided at the Meeting, the Directors determined that the nature of the Fund and its operations is such that the Adviser would not at this time realize economies of scale in the management of the Fund.

In order to better evaluate the Fund's advisory fee, the Directors had requested comparative information with respect to fees paid by similar funds -- i.e., funds that invest in equity securities listed on the Taiwan Stock Exchange. The Directors noted that, although the Fund's effective management fee was higher than the management fees paid by similar funds, the Fund's total expense ratio was lower than six of the 18 comparable funds' total expense ratio. The Directors concluded that the limited data available provided some indirect confirmation of the reasonableness of the Adviser's fees. The Directors also considered that, in addition to the monthly basic fee paid to the Adviser at an annual rate of 1.30% of the Fund's average daily net assets, the basic fee is subject to performance adjustments which may increase or decrease the basic fee (up to 0.30% per annum of the Fund's average net assets) on a monthly basis, depending on the performance of the Fund's investments compared to the performance of the Taiwan Stock Exchange Index during a rolling performance period of 36 months.

APPROVAL OF MANAGEMENT AGREEMENTS

The Directors approved the continuance of the Fund's Management Agreements after weighing the foregoing factors. They reasoned that, considered in themselves, the nature and extent of the services provided by the Adviser were appropriate, that the performance of the Fund had been satisfactory, and that the Adviser could be expected to provide services of high quality. As to the Adviser's fees for the Fund, the Directors determined that the fees, considered in relation to the services provided, were fair and reasonable, that the Fund's relationship with the Adviser was not so profitable as to render the fees excessive, and that any additional benefits to the Adviser were not of a magnitude materially to affect the Directors' deliberations.

    SUMMARY OF DIVIDEND REINVESTMENT AND

    CASH PURCHASE PLAN
--------------------------------------------------------------------------------

WHAT IS THE DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN?

The Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers shareholders of the Fund, a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to shareholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. Computershare Trust Company, N.A. (formerly, EquiServe Trust Company, N.A.) (the "Plan Administrator"), a federally chartered trust institution, acts as Plan Administrator for shareholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Administrator.

WHO CAN PARTICIPATE IN THE PLAN?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

WHAT DOES THE PLAN OFFER?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Administrator on the New York Stock Exchange or otherwise on the open market.

If a distribution is declared which is payable in shares or cash at the option of the shareholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) shareholders, reinvestment will be made net of applicable withholding tax.

VOLUNTARY CASH PURCHASE OPTION

Plan participants have the option of making investments in Fund shares through the Plan Administrator. You may invest any amount from $100 to $3,000 semi-annually. The Plan Administrator will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Administrator. Checks should be make payable to "Computershare." The Plan Administrator will not accept cash, traveler's checks, money orders, or third party checks for voluntary cash purchase. We suggest you send your check to the following address to be received at least two business days before the investment date: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43010, Providence, RI 02940-3010. The Plan Administrator will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

    SUMMARY OF DIVIDEND REINVESTMENT AND

--------------------------------------------------------------------------------

IS THERE A COST TO PARTICIPATE?

Each participant will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Administrator on the New York Stock Exchange or otherwise on the open market. Otherwise, there is no charge to participants for reinvesting dividends and capital gains distributions, since the Plan Administrator's fees are paid by the Fund. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Administrator will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant.

For purchases from voluntary cash payments, participants are charged a service fee of $.75 for each investment and a pro rata share of the brokerage commissions.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

WHAT ARE THE TAX IMPLICATIONS FOR PARTICIPANTS?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

ONCE ENROLLED IN THE PLAN, MAY I WITHDRAW FROM IT?

You may withdraw from the Plan without penalty at any time by calling the Plan Administrator at 1-800-426-5523, by accessing your Plan account at the Plan Administrator's web site, www.computershare.com/equiserve or by written notice to the Plan Administrator.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, or, if you wish, the Plan Administrator will sell your shares and send you the proceeds, less a service fee of $2.50 and less brokerage commissions. The Plan Administrator will convert any fractional shares you hold at the time of your withdrawal to cash at the current market price and send you a check for the proceeds.

All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in the written form. In addition, all sale requests within thirty (30) days of an address change are expected to be submitted in written form.

WHOM SHOULD I CONTACT FOR ADDITIONAL INFORMATION?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43010, Providence, RI 02940-3010, by telephone at 1-800-426-5523 or through the Internet at www.computershare.com/equiserve. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Administrator may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

--------------------------------------------------------------------------------

    UNITED STATES ADDRESS
    The Taiwan Fund, Inc.
    225 Franklin Street
    Boston, MA
    1-800-636-9242
    www.thetaiwanfund.com

    INVESTMENT ADVISER
    HSBC Investments (Taiwan) Limited
    Taipei, Taiwan

    DIRECTORS AND OFFICERS
    Harvey Chang, Chairman of the Board and Director
    Benny T. Hu, President and Director
    S.Y. Wang, Director
    Christina Liu, Director
    Joe O. Rogers, Director
    Blair Pickerell, Director
    M. Christopher Canavan, Jr., Director
    Anthony Kai Yiu Lo, Director
    Adelina N.Y. Louie, Secretary, Treasurer and Chief Compliance Officer Mary Moran Zeven, Assistant Secretary

    ADMINISTRATOR AND ACCOUNTING AGENT
    State Street Bank and Trust Company
    Boston, MA

    CUSTODIANS
    The International Commercial Bank of China
    Taipei, Taiwan
    State Street Bank and Trust Company
    Boston, MA

    TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR
    Computershare Trust Company, N.A.

    LEGAL COUNSEL
    Clifford Chance US LLP
    New York, NY
    Lee and Li
    Taipei, Taiwan

ITEM 2.  CODE OF ETHICS.

Not required for this filing.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not required for this filing.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for this filing.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required for this filing.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END INVESTMENT COMPANIES.

Not required for this filing.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANY.

Not Applicable

Required disclosure beginning with fiscal year end 12/31/05.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors during the period covered by this Form N-CSR filing.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
            1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant's during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS

(a)(1)      Not required for this filing.

(a)(2) The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3)      Not required for this filing.

(b)         The certifications required by Rule 30a-2(b) of the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TAIWAN FUND, INC.

By:         /s/Benny T. Hu
            --------------
            Benny T. Hu
            President of The Taiwan Fund, Inc.

Date:       May 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:         /s/Benny T. Hu
            --------------
            Benny T. Hu
            President of The Taiwan Fund, Inc.

Date:       May 8, 2006

By:         /s/Adelina Louie
            ----------------
            Adelina Louie
            Treasurer of The Taiwan Fund, Inc.

Date:       May 8, 2006